SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 1, 2008

NEWNAN COWETA BANCSHARES, INC.

(Exact name of Registrant as Specified in Charter)

Georgia	000-33221	58-2528123
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

145 Millard Farmer Industrial Blvd., Newnan, GA 30263

(Address of Principal Executive Offices)

(770) 683-6222

Registrant’s telephone number, including area code

NOT APPLICABLE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Department of Directors or Certain Officers; Election of Directors, Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

Effective April 3, 2008, Eric Matistic resigned as Senior Vice President and Chief Financial Officer of Newnan Coweta Bancshares, Inc. Mr. Matistic’s resignation is not the result of any disagreement with the Company’s operations, policies or practices.

Item 9.01	Financial Statements and Exhibits.

(c)	Exhibits. The following exhibit is furnished herewith:

None

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

NEWNAN COWETA BANCSHARES, INC.

DATE:	April 4, 2007	By:	/s/ James B. Kimsey
		Name:	James B. Kimsey
		Title:	President and CEO